SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2003

Borland Software Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16096	94-2895440

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Enterprise Way, Scotts Valley, California 95066-3249

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 431-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

            On October 9, 2003, Borland Software Corporation announced that Timothy J. Stevens has joined the company as Senior Vice President and General Counsel responsible for all legal matters affecting the company. Keith E. Gottfried, the company’s former General Counsel, has moved to a new position as Senior Vice President of Corporate Affairs. Mr. Gottfried and Mr. Stevens will report directly to the company’s President and Chief Executive Officer, Dale L. Fuller.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
99.1	Press Release dated October 9, 2003 announcing the appointment of Timothy J. Stevens as Senior Vice President and General Counsel.
99.2	Press Release dated October 9, 2003 announcing the appointment of Keith E. Gottfried as Senior Vice President of Corporate Affairs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: October 10, 2003	By: /s/ KENNETH R. HAHN

Name: Kenneth R. Hahn
Title: Senior Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 9, 2003 announcing the appointment of Timothy J. Stevens as Senior Vice President and General Counsel.
99.2	Press Release dated October 9, 2003 announcing the appointment of Keith E. Gottfried as Senior Vice President of Corporate Affairs.